UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Sonic Corp.

(Name of Registrant as specified in its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 16,. 2014 SONIC CORP. SONIC CORP. ATTN: Proxy Department 300 JOHNNY BENCH DRIVE OKLAHOMA CITY, OK 73104 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Meeting Information Meeting Type: Annual Meeting For holders as of: November 18, 2013 Date: January 16, 2014 Time: 1:30 PM CST Location: Sonic Building 300 Johnny Bench Drive Fourth Floor Oklahoma City, OK 73104 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at ww.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting. BARCODE

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement and the Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 02, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Tony D. Bartel 02 Lauren R. Hobart 03 Jeffrey H. Schutz 04 Kathryn L. Taylor The Board of Directors recommends you vote FOR proposals 2., 3. and 4. 2. Ratification of the Audit Committee’s selection of KPMG LLC as the Company’s independent registered public accounting firm for fiscal year 2014. 3. Approval of our executive officers’ compensation. 4. Approval of the Sonic Corp. 2006 Long-Term Incentive Plan, as amended. NOTE: To act upon any such other matters as may properly come before the meeting or any adjournments or postponements thereof. BARCODE

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC.—COMMON 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE